Exhibit 10.3
Medicare Advantage Attestation of Benefit Plan
HARMONY HEALTH PLAN OF ILLINOIS, INC.
H1416
Date: 08/29/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I attest that I have examined the employer/union-only group waiver (“800 series”) PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2009. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2009 “800 series” PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.
I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda Issued through the Health Plan Management System (HPMS).

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
002	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
003	0	6	WellCare Select	HMOPOS	Renewal	0.00	7.50	08/29/2008	01/01/2009
007	0	6	WellCare Access	HMO	Renewal	0.00	7.80	08/29/2008	01/01/2009
009	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
013	0	6	WellCare Select	HMOPOS	Renewal	0.00	7.40	08/29/2008	01/01/2009
014	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
017	0	7	WellCare Select	HMOPOS	Renewal	0.00	11.00	08/29/2008	01/01/2009
018	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
019	0	7	WellCare Rx	HMOPOS	Renewal	0.00	24.10	08/29/2008	01/01/2009
020	0	7	WellCare Rx	HMOPOS	Renewal	0.00	25.20	08/29/2008	01/01/2009
021	0	6	WellCare Rx	HMOPOS	Renewal	0.00	31.60	08/29/2008	01/01/2009
801	0	4	Employer Illinois 1	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
802	0	4	Employer Illinois 2	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
Page 1 of 3 — HARMONY HEALTH PLAN OF ILLINOI, INC. — H1416 — 08/29/2008

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
803	0	4	Employer Illinois 3	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
804	0	4	Employer Illinois 4	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
Page 2 of 3 — HARMONY HEALTH PLAN OF ILLINOI, INC. — H1416 — 08/29/2008

/s/ Heath Schiesser CEO:	9/5/08 Date:
Heath Schiesser
CEO/President
8735 Henderson Road
Tampa, FL 33634
813-290-6205

/s/ Thomas L. Tran CFO:	9/5/08 Date:
Tom Tran
CFO
8735 Henderson Road
Tampa, FL 33634
813-290-6200 (1770)
Page 3 of 3 — HARMONY HEALTH PLAN OF ILLINOI, INC. — H1416 — 08/29/2008